Income Taxes	12 Months Ended
Dec. 27, 2014
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
Note 23: Income Taxes
Income Tax Provision
Income before taxes and the provision for taxes consisted of the following:

(Dollars in Millions)	2014	2013	2012
Income before taxes:
U.S.	$11,565	$9,374	$10,042
Non-U.S.	4,236	3,237	4,831
Total income before taxes	15,801	12,611	14,873
Provision for taxes:
Current:
Federal	3,374	2,730	2,539
State	38	68	52
Non-U.S.	969	716	1,135
Total current provision for taxes	4,381	3,514	3,726
Deferred:
Federal	(263)	(412)	129
Other	(21)	(111)	13
Total deferred provision for taxes	(284)	(523)	142
Total provision for taxes	$4,097	$2,991	$3,868
Effective tax rate	25.9%	23.7%	26.0%

The difference between the tax provision at the statutory federal income tax rate and the tax provision as a percentage of income before income taxes (effective tax rate) for each period was as follows:

	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from:
Non-U.S. income taxed at different rates	(6.1)	(5.8)	(7.3)
Research and development tax credits	(1.7)	(3.5)	—
Domestic manufacturing deduction benefit	(2.1)	(2.1)	(2.1)
Other	0.8	0.1	0.4
Effective tax rate	25.9%	23.7%	26.0%

The U.S. R&D tax credit was reenacted in the last quarter of 2014, retroactive for the full year. It was also reenacted in the first quarter of 2013, retroactive to the beginning of 2012. A substantial majority of the increase in our effective tax rate between 2014 and 2013 was driven by the reenacted U.S. R&D tax credit in 2013 containing two years' worth of R&D tax credits. The full year 2012 impact of the U.S. R&D tax credit was recognized in the first quarter of 2013.
Income in certain non-U.S. countries is fully exempt from income taxes for a limited period of time due to eligible activities and certain capital investment actions. These full tax exemptions expire at various dates through 2023; however, the exemptions in certain countries are eligible for renewal.
In 2014, the tax benefit attributable to tax holidays was $166 million ($213 million for 2013 and $252 million for 2012) with a $0.03 impact on diluted earnings per share ($0.04 for 2013 and $0.05 for 2012).
During 2014, net income tax benefits attributable to equity-based compensation transactions that were allocated to stockholders’ equity totaled $103 million (net benefits of $3 million in 2013 and net benefits of $137 million in 2012).
Deferred and Current Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. Significant components of our deferred tax assets and liabilities at the end of each period were as follows:

(In Millions)	Dec 27, 2014	Dec 28, 2013
Deferred tax assets:
Accrued compensation and other benefits	$982	$1,047
Share-based compensation	438	564
Deferred income	691	672
Inventory	339	733
State credits and net operating losses	519	378
Other, net	715	654
Gross deferred tax assets	3,684	4,048
Valuation allowance	(595)	(456)
Total deferred tax assets	3,089	3,592
Deferred tax liabilities:
Property, plant and equipment	(1,171)	(2,023)
Licenses and intangibles	(576)	(687)
Convertible debt	(977)	(911)
Unrealized gains on investments and derivatives	(1,017)	(815)
Investment in non-U.S. subsidiaries	(252)	(244)
Other, net	(291)	(281)
Total deferred tax liabilities	(4,284)	(4,961)
Net deferred tax assets (liabilities)	(1,195)	(1,369)

Reported as:
Current deferred tax assets	1,958	2,594
Non-current deferred tax assets	622	434
Non-current deferred tax liabilities	(3,775)	(4,397)
Net deferred tax assets (liabilities)	$(1,195)	$(1,369)

Non-current deferred tax assets are included within other long-term assets on the consolidated balance sheets.
The valuation allowance is based on our assessment that it is more likely than not that certain deferred tax assets will not be realized in the foreseeable future. The valuation allowance as of December 27, 2014 included allowances related to unrealized state credit carryforwards of $507 million and matters related to our non-U.S. subsidiaries of $88 million.
As of December 27, 2014, our federal, state, and non-U.S. net operating loss carryforwards for income tax purposes were $219 million, $375 million, and $393 million, respectively. Approximately one third of the non-U.S. net operating loss carryforwards have no expiration date. The remaining non-U.S. as well as the U.S. federal and state net operating loss carryforwards expire at various dates through 2034. A significant amount of the net operating loss carryforwards in the U.S. relates to acquisitions and, as a result, is limited in the amount that can be recognized in any one year. The non-U.S. net operating loss carryforwards include $291 million that is not likely to be recovered and has been reduced by a valuation allowance.
As of December 27, 2014, we had not recognized U.S. deferred income taxes on a cumulative total of $23.3 billion of undistributed earnings for certain non-U.S. subsidiaries and $1.6 billion of other basis differences of our investments in certain non-U.S. subsidiaries primarily related to McAfee. Determining the unrecognized deferred tax liability related to investments in these non-U.S. subsidiaries that are indefinitely reinvested is not practicable. We currently intend to indefinitely reinvest those earnings and other basis differences in operations outside the U.S.
Current income taxes payable of $443 million as of December 27, 2014 ($542 million as of December 28, 2013) is included in other accrued liabilities.
Long-term income taxes payable of $262 million as of December 27, 2014 ($188 million as of December 28, 2013) is included in other long-term liabilities, which includes uncertain tax positions, reduced by the associated federal deduction for state taxes and non-U.S. tax credits, and may also include other long-term tax liabilities that are not uncertain but have not yet been paid.
Uncertain Tax Positions
The aggregate changes in the balance of gross unrecognized tax benefits for each period were as follows:

(In Millions)	2014	2013	2012
Beginning gross unrecognized tax benefits	$207	$189	$212
Settlements and effective settlements with tax authorities and related remeasurements	(220)	(2)	(81)
Lapse of statute of limitations	—	—	(5)
Increases in balances related to tax positions taken during prior periods	173	21	56
Decreases in balances related to tax positions taken during prior periods	(1)	(9)	(6)
Increases in balances related to tax positions taken during current period	418	8	13
Ending gross unrecognized tax benefits	$577	$207	$189

The related tax benefit for settlements, effective settlements, and remeasurements is insignificant for all periods presented.
If the remaining balance of $577 million of unrecognized tax benefits as of December 27, 2014 ($207 million as of December 28, 2013) was recognized in a future period, it would result in a tax benefit of $485 million ($81 million as of December 28, 2013) and a reduction in the effective tax rate.
During all years presented, we recognized interest and penalties related to unrecognized tax benefits within the provision for taxes on the consolidated statements of income. Interest and penalties related to unrecognized tax benefits were $21 million in 2014 (insignificant in 2013 and 2012). As of December 27, 2014, we had $44 million of accrued interest and penalties related to unrecognized tax benefits ($73 million as of December 28, 2013).
Intel's tax policy is to comply with the laws, regulations, filing requirements of all jurisdictions in which Intel conducts business. We regularly engage in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. Although the timing of the resolutions and/or closures of audits is highly uncertain, it is reasonably possible that certain U.S. federal and non-U.S. tax audits may be concluded within the next 12 months, which could significantly increase or decrease the balance of our gross unrecognized tax benefits. Positions that may be resolved include issues involving asset tax basis, transfer pricing, and various other matters. We estimate that the unrecognized tax benefits as of December 27, 2014 could decrease by approximately $25 million to $465 million in the next 12 months.
We file federal, state, and non-U.S. tax returns. For state and non-U.S. tax returns, we are generally no longer subject to tax examinations for years prior to 2002. For federal tax returns, we are no longer subject to tax examination for years prior to 2009.